UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 30, 2004
                                                 -------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE9 Mortgage Pass-Through Certificates, Series 2004-HE9)
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             (Exact name of registrant as specified in its charter)


   Delaware                          333-113543-19                   13-3939229
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(State or other jurisdiction        (Commission                    (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (212) 761-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Registrant's 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on December 15, 2004 is hereby amended and restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-HE9 Mortgage Pass-Through Certificates, Series 2004-HE9. On November 30, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Aames Capital Corporation, as a responsible party, NC Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE9 Mortgage Pass-Through Certificates, Series 2004-HE9 (the "Certificates"), issued in nineteen classes. The Class A-2b, Class A-3a, Class A-3b, Class A-3c, Class A-3d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of November 30, 2004 of $1,225,747,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Wachovia Capital Markets, LLC (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of November 23, 2004 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2004, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Aames Capital Corporation, as a responsible party, NC Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 7, 2004                     MORGAN STANLEY ABS CAPITAL I INC.




                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
     4                          Pooling and Servicing Agreement,             6
                                dated as of November 1, 2004, by
                                and among the Company, as
                                depositor, Countrywide Home Loans
                                Servicing LP, as servicer, Aames
                                Capital Corporation, as a
                                responsible party, NC Capital
                                Corporation, as a responsible
                                party, Accredited Home Lenders,
                                Inc., as a responsible party, and
                                Deutsche Bank National Trust
                                Company, as trustee.